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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 --------------



       Date of Report (Date of earliest event reported): January 30, 2002



                              THE FIRST YEARS INC.
             (Exact name of registrant as specified in its charter)


     MASSACHUSETTS                   0-7024                      04-2149581
---------------------          -----------------             ------------------
   (State or other                (Commission                  (IRS Employer
   jurisdiction of                File Number)               Identification No.)
   incorporation)



                                ONE KIDDIE DRIVE
                         AVON, MASSACHUSETTS 02322-1171
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (508) 588-1220

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ITEM 5. OTHER.

     On January 30, 2002, the Registrant publicly disseminated the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

       99.1    The Registrant's Press Release dated January 30, 2002.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      THE FIRST YEARS INC.
                                      (Registrant)



Date:  January 30, 2002                /s/ John R. Beals
                                       -----------------------------------------
                                       John R. Beals
                                       Senior Vice President, Chief Financial
                                       Officer and Treasurer






                                Page 3 of 6 pages

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                                  EXHIBIT INDEX
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
EXHIBIT                                                                      SEQUENTIAL
NUMBER       DESCRIPTION                                                    PAGE NUMBER
-------      -----------                                                    -----------

99.1         The Registrant's Press Release dated January 30, 2002.             5




                                Page 4 of 6 pages